SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF TRUST

(the “Trust”)

(A Unit Investment Trust)

Supplement dated August 4, 2017

to the Prospectus dated February 14, 2017, as supplemented

Effective September 5, 2017 (the “Effective Date”), the settlement cycle for the creation and redemption of the Trust’s units will change from three (3) business days after the trade date to two (2) business days after the trade date and the record date for determining the beneficial owners entitled to receive the Trust’s dividend distributions will change from two (2) business days after the ex-dividend date to one (1) business day after the ex-dividend date. Accordingly, the following changes are made to the Prospectus as of the Effective Date:

•	The thirteenth paragraph of the sub-section entitled “Purchase (Creation)” within the section entitled “Purchases and Redemptions of Creation Units” on page 42 of the Prospectus is hereby deleted and replaced in its entirety as follows:

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

•	The eighth paragraph of the sub-section entitled “Redemption” within the section entitled “Purchases and Redemptions of Creation Units” on pages 44-45 of the Prospectus is hereby deleted and replaced in its entirety as follows:

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash

Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

•	The first paragraph of the sub-section entitled “General Policies” within the section entitled “Additional Information Regarding Dividends and Distributions” on page 61 of the Prospectus is hereby deleted and replaced in its entirety as follows:

The regular monthly ex-dividend date for Units is the third (3rd) Friday in each calendar month, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.